Exhibit 32.2

CERTIFICATION OF
CHIEF FINANCIAL OFFICER OF GROUP 1 AUTOMOTIVE, INC.
PURSUANT TO 18 U.S.C. § 1350 AS ADOPTED PURSUANT TO SECTION 906 OF THE
SARBANES-OXLEY ACT OF 2002

In connection with the annual report of Group 1 Automotive, Inc. (the “Company”) on Form 10-K for the fiscal year ended December 31, 2009, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, John C. Rickel, Chief Financial Officer of the Company, hereby certify, pursuant to 18 U.S.C. § 1350, as adopted pursuant to § 906 of the Sarbanes-Oxley Act of 2002, that:

1.	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: February 12, 2010

/s/  John C. Rickel
John C. Rickel
Chief Financial Officer

A signed original of this written statement required by Section 906 has been provided to Group 1 Automotive, Inc. and will be retained by Group 1 Automotive, Inc. and furnished to the Securities and Exchange Commission or its staff upon request.